UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2024

PERIMETER SOLUTIONS, SA
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-41027	98-1632942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
28, Boulevard Raiffeisen, L-2411 Luxembourg
Grand Duchy of Luxembourg
352 2668 62-1
(Address of principal executive offices, including zip code)
(314) 396-7343
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $1.00 per share	PRM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On November 12, 2024, Perimeter Solutions, SA (the "Company") issued a press release announcing its financial results for its fiscal quarter ended September 30, 2024. A copy of the press release is furnished as Exhibit 99.1.
The information furnished under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01     Regulation FD Disclosure

Financial Results Presentation

On November 12, 2024, the Company posted on the Investor Relations page of its website at www.ir.perimeter-solutions.com a slide presentation related to its third quarter ended September 30, 2024 financial results. The information contained or incorporated in the Company's website is not part of this filing.

The information furnished under this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release issued by Perimeter Solutions, SA on November 12, 2024.
99.2	Perimeter Solutions, SA Q3 2024 Earnings Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perimeter Solutions, SA

Date: November 12, 2024	By:	/s/ Kyle Sable
Kyle Sable
Chief Financial Officer